Exhibit 10.2

JOINDER AGREEMENT TO
GUARANTY AND SECURITY AGREEMENT

AND CREDIT AGREEMENT

This JOINDER AGREEMENT, dated as of June 19, 2015, is delivered pursuant to Section 8.6 of the Second Amended and Restated Guaranty and Security Agreement, dated as of April 1, 2015, by Diplomat Pharmacy, Inc., a Michigan corporation (the “Borrower”) and the other Persons from time to time party thereto as Grantors in favor of the General Electric Capital Corporation, as Agent  for the Secured Parties referred to therein (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

By executing and delivering this Joinder Agreement, each undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor and a Guarantor thereunder with the same force and effect as if originally named as a Grantor and a Guarantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to Agent for the benefit of the Secured Parties, and grants to Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor under the Guaranty and Security Agreement; provided, however, notwithstanding the foregoing, no Lien or security interest is hereby granted on any Excluded Property; provided, further, that if and when any property shall cease to be Excluded Property, a Lien on and security in such property shall be deemed granted therein.  Each undersigned hereby agrees to be bound as a Grantor and a Guarantor for the purposes of the Guaranty and Security Agreement.  The undersigned further hereby joins the Credit Agreement as a “Credit Party” for all purposes of the Loan Documents (as used herein, as defined in the Credit Agreement) and (i) agrees to be bound as a Credit Party (as used herein, as defined in the Credit Agreement) by all the terms and provisions of the Credit Agreement and other Loan Documents with the same force and effect as if it had been a signatory to such Loan Documents on the execution dates of the Credit Agreement and other Loan Documents and (ii) makes each of the representations and warranties applicable to the Credit Parties (as used herein, as defined in the Credit Agreement) contained in the Credit Agreement and other Loan Documents. Each reference to a “Credit Party” in the Credit Agreement and the other Loan Documents shall be deemed to include the undersigned.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1, 2, 3 to the Guaranty and Security Agreement and Schedules 3.9, 3.16, 3.19, 3.20, 3.21, 3.22 and 3.31 to the Credit Agreement.  By acknowledging and agreeing to this Joinder Agreement, each undersigned hereby agrees that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.

Each undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as the date hereof as if made on and as of such date.

THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 8.11 AND 8.12 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, EACH UNDERSIGNED HAS CAUSED THIS JOINDER AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

BURMAN’S APOTHECARY, L.L.C.,
a Pennsylvania limited liability company

By:	/s/ Gary Kadlec
Name: Gary Kadlec
Title: President and Treasurer

BURMAN’S MEDIA PHARMACY, LLC,
a Pennsylvania limited liability company

By:	/s/ Gary Kadlec
Name: Gary Kadlec
Title: President and Treasurer

PHARMTRACK, LLC,
a Nevada limited liability company

By:	/s/ Gary Kadlec
Name: Gary Kadlec
Title: President and Treasurer

ACCEPTED AND AGREED
as of the date first above written:

DIPLOMAT PHARMACY, INC.

By:	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Chief Executive Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Karen Dahlquist
Name: Karen Dahlquist
Title: Duly Authorized Signatory

Annex 1-A

(See attached)

SCHEDULE 1 TO
GUARANTY AND SECURITY AGREEMENT

Commercial Tort Claims

None

SCHEDULE 2 TO
GUARANTY AND SECURITY AGREEMENT

Filing Offices

Credit Party	Filing Offices
Burman’s Apothecary, L.L.C.	Pennsylvania Secretary of the Commonwealth
Burman’s Media Pharmacy, LLC	Pennsylvania Secretary of the Commonwealth
PharmTrack, LLC	Nevada Secretary of State

SCHEDULE 3 TO
GUARANTY AND SECURITY AGREEMENT

Pledged Certificated Equity Interests

Pledgor	Issuer	Certificate No(s)	Number of Shares, Units or Interests
Burman’s Apothecary, L.L.C.	Burman’s Media Pharmacy, LLC	1	100% Interest
Burman’s Apothecary, L.L.C.	PharmTrack, LLC	1	100% Interest

Pledged Uncertificated Equity Interests

Pledgor	Pledged Entity	Ownership Interest
Diplomat Pharmacy, Inc.	Burman’s Apothecary, LLC	100%

Pledged Debt

None

SCHEDULE 3.9

TO

CREDIT AGREEMENT

REAL ESTATE

Owned Real Estate

None

Leased Real Estate

Lessee	Address	Landlord	Date of Lease Agreement
Burman’s Apothecary, L.L.C. (a/k/a Burman’s Specialty Pharmacy, LLC)	594 New Middleton Road, Media, PA	D.R. Real Estate LLC	February 7, 2011, as amended November 4, 2013

Burman’s Apothecary, L.L.C.	3413 Edgmont Avenue, Brookhaven, PA	Demeterios and Lucille Pafas	June 15, 2015

SCHEDULE 3.16

TO

CREDIT AGREEMENT

INTELLECTUAL PROPERTY

Trademarks

None

Common Law Trademarks

None

Trade Names

Burman’s Specialty Pharmacy

BurmansRx

BurmansRx Specialty

Patents

None

Registered Copyrights

None

Software

Burman’s Apothecary, L.L.C. uses HealthTrac, a proprietary clinical pharmacy management software developed by Connexus Technology, LLC (“Connexus”) and owned exclusively by Burman’s Apothecary, L.L.C.’s wholly-owned subsidiary, Pharmtrack, LLC (“Pharmtrack”) pursuant to that certain Software Ownership Agreement, dated as of January 23, 2012, between Connexus and Pharmtrack (the “Connexus SOA”). Pursuant to that certain Master Services Agreement, dated as of January 4, 2013 between Connexus and Pharmtrack (the “Connexus MSA”),  tools and functionalities delivered to Pharmtrack by Connexus, including certain ancillary tools and functionalities that may be used by Connexus in connection with maintenance of the Healthtrac software on behalf of Pharmtrack (such ancillary tools and functionalities, if any, “Ancillary Tools”), are jointly owned by PharmTrack and Connexus within the meaning of Title 17 of the United States Code.

Domain Names

BURMANSMEDIAPHARMACY.COM

BURMANSPHARMACY.COM

BURMANSRX.COM

HEALTHTRAC.BURMANSMEDICAL.COM

HEALTHTRAC.BURMANSPHARMACY.COM

 BURMANSSPECIALTYPHARMACY.COM

SCHEDULE 3.19

TO

CREDIT AGREEMENT

VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK

•                  Diplomat Pharmacy, Inc. owns 100% of the issued and outstanding equity interests of Burman’s Apothecary, L.L.C.

•                  Burman’s Apothecary, L.L.C. owns 100% of the issued and outstanding equity interests of each of PharmTrack, LLC and Burman’s Media Pharmacy, LLC

See attached for organizational chart.

DIPLOMAT CORPORATE STRUCTURE INC. DIPLOMAT PHARMACY SERVICES, AGO, LLC DIPLOMAT HOLDING, LLC NG, DIPLOMAT INFUSION SERVICES, LLC DIPLOMAT HEALTH MANAGEMENT, LLC AMERICAN HOMECARE FEDERATION, INC. BUILDING C, LLC DIPLOMAT CORPORATE PROPERTIES, LLC DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC AMBASSADO COMPOUNDI LLC R DISTRIBUTION CENTER, LLC DIPLOMA PHA CHIC T SPECIALTY RMACY OF DIPLOMAT SPECIALTY OF FT. LAUDERDALE, LLC ENVOYNAVIGATOR HEALTHHEALTH MANAGEMENT,SERVICES, LLCLLC HEALTH LLC BIORX, LLC MTRACK, LLC DIPLOMAT BLOCKER, PRIMROSE HEALTHCARE, LLC (51%) DIPLOMAT PHARMACY, INC. PHAR DIPLOMAT SPECIALTY PHARMACY OF GRAND RAPIDS, LLC DSP FLINT REALDSP-ESTATE, LLC DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC DIPLOMAT SPECIALTY PHARMACY GREAT LAKES BURMAN’S MEDIA PHARMARCY, LLC MEDPRO RX, INC. BURMAN’S APOTHECARY, L.L.C.

SCHEDULE 3.20

TO

CREDIT AGREEMENT

JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

CREDIT PARTY	JURISDICTION	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL ID
Burman’s Apothecary, L.L.C.	Pennsylvania	3413 Edgmont Avenue, Brookhaven, PA	2953525
Burman’s Media Pharmacy, LLC	Pennsylvania	594 New Middleton Road, Media, PA	4161341
PharmTrack, LLC	Nevada	3413 Edgmont Avenue, Brookhaven, PA	E0581372011-2

Former Names

None

SCHEDULE 3.21

TO

CREDIT AGREEMENT

LOCATIONS OF INVENTORY, EQUIPMENT AND BOOKS AND RECORDS

CREDIT PARTY	COLLATERAL LOCATION
Burman’s Apothecary, L.L.C.	594 New Middleton Road, Media, PA
3413 Edgmont Avenue, Brookhaven, PA
*4100 S. Saginaw Street, Suite D Flint, MI 48507-2687
Burman’s Media Pharmacy, LLC	594 New Middleton Road, Media, PA
3413 Edgmont Avenue, Brookhaven, PA
*4100 S. Saginaw Street, Suite D Flint, MI 48507-2687
PharmTrack, LLC	3413 Edgmont Avenue, Brookhaven, PA
*4100 S. Saginaw Street, Suite D Flint, MI 48507-2687

* Indicates books and records of Credit Party maintained at this location.

SCHEDULE 3.22

TO

CREDIT AGREEMENT

DEPOSIT ACCOUNTS AND OTHER ACCOUNTS

***

SCHEDULE 3.31

TO

CREDIT AGREEMENT

REGULATORY MATTERS

(see attached)

Burman's Apothecary, LLC dba Burman's Specialty Pharmacy

License Renewal Information

NCPDP:	3980984
NPI:	1457346488

State	Agency Name	Registration No.	License No.	Permit No.	Account ID	Initial Date	Exp. Date	Description of Certificate	
Colorado	Colorado Board of Pharmacy		OSP.0006429			6/18/2014	10/31/2016	Non-Resident Pharmacy Registration	
Connecticut	Connecticut - Dept. of Consumer Protection	PCN0000987				9/24/2008	8/31/2015	Non-Resident Pharmacy Permit	
DEA	US Dept. of Justice - DEA	BB7888778					7/31/2017	Controlled Substance Registration	
Delaware	State of DE - Division of Professional Regulation		A9-0000967			9/30/2008	9/30/2016	Non-Resident Pharmacy Permit	
Delaware	State of DE Controlled Substance Registration	PH-0009054				11/1/2012	6/30/2017	Controlled substance registration	
District of Columbia	District of Columbia Pharmaceutical Control Division		NRX1100478			2/6/2013	5/31/2017	Non-Resident Pharmacy Registration	
Florida	Dept of Health division of Medical Quality Assurance		PH 29020			4/9/2015	2/28/2017	special non-resident

 Georgia State of Georgia Department of Community Health, Georgia State Board of Pharmacy PHNR000510 5/19/2015 6/30/2017 Non-resident Pharmacy Indiana Indiana Professional Licensing Agency new number: 64001521A 11/21/2008 12/31/2015 Non-Resident Pharmacy Permit Iowa Iowa board of Pharmacy 4471 2/18/2015 12/31/2015 non-resident pharmacy lic Kentucky Commonwealth of Kentucky PA1432 9/1/2010 6/30/2016 Out of state Pharmacy license Maryland-Drug State of Maryland - Dept Of Health and Mental Hygiene 479396 9/30/2010 07/31/2016 Registered for CDS Maryland-Pharm State of Maryland - Dept Of Health and Mental Hygiene P06176 10/31/2008 5/31/2016 Non-Resident Pharmacy Permit New Jersey State of New Jersey - Division of Consumer Affairs 28RO00000800 5/21/2008 6/30/2016 Non-Resident Pharmacy Permit New York New York State Board of Pharmacy 029721 8/10/2009 7/31/2015 Non-Resident Pharmacy Permit submitted for renewal 6/11/15

Ohio	Ohio board of Pharmacy		NRP.022466800-03			11/6/2014	3/31/2016	Non-resident Pharmacy - category three	
Oklahoma	Oklahoma State Board of Pharmacy	99-7179				3/5/2015	3/31/2016	Non-resident Pharmacy	
Pennsylvania	Commonwealth of PA - Bureau of Professional and Occupational Affairs		PP481112			1/14/2002	8/31/2015	Pharmacy License	submitted for renewal 6/15/15
South Carolina	SC Dept. of Labor, Licensing and Regulation			60010193		10/20/2008	6/30/2016	Non- Resident Pharmacy Permit	
Virginia	Commonwealth of VA - Board of Pharmacy		214001249			4/22/2010	4/30/2016	Non-Resident Pharmacy Registration	

Burman's Media Pharmacy, LLC

State	Agency Name	Registration No.	License No.	Permit No.	Account ID	Initial date	Exp. Date	Description of Certificate
DEA	US Dept. of Justice - DEA	FB3768225					7/31/2016	Controlled Substance Registration
Delaware	State of DE - Division of Professional Regulation		A9-0001506				9/30/2016	Non-Resident Pharmacy Permit

Maryland-Drug State of Maryland - Dept. Of Health and Mental Hygiene 484170 08/31/2016 Registered for CDS Maryland-Pharm State of Maryland - Dept. Of Health and Mental Hygiene P06565 5/31/2016 Non-Resident Pharmacy Permit New Jersey State of New Jersey - Division of Consumer Affairs 28RO00105100 6/30/2016 Non-Resident Pharmacy Permit Pennsylvania Commonwealth of PA - Bureau of Professional and Occupational Affairs PP4482362 3/29/2013 8/31/2015 Pharmacy License submitted for renewal 6/15/15